                                                                   Exhibit 10.41

                            Translation from Russian

Series A
No. 084731

                                                Copy 1
                                                for the

                                                Approved by the resolution of
                                                KhKKL
                                                (name of local office)

                                                08/04/95 No. 10

                        Federal Timber Service of Russia

                                  License No. 6
                    for long-term use(lease) of timber tracts

                                                January 1, 1996

Region: Khabarovsk Territory
District: Polina Osipenko
Owner of timber tracts: Kerbinsky leskhoz
Forestry region: Kerbinsky, Nimelensky
Full title of the leasee: JSC "Amgun-Forest"

for performance of the following types of timber harvesting:

-----------------------------------------------------------------------------------------
Nos.   Type of           Metric    Tract Nos.     Square,ha      Set       Amount of
       timber tract      system                                  annual    lease
       usage                                                     volume    payments
                                                                 of usage
-----------------------------------------------------------------------------------------
1      Timber            m(3)      in accordance  264,7          350       in
       harvesting                  with the       thousand       thousand  accordance
                                   attached       hectares       m(3)      with
                                   excerpt from                            attached
                                   the KhKKL                               annual
                                   resolution                              calculations
-----------------------------------------------------------------------------------------

       Expiration date of this lease shall be August 5, 2046.

       The shall be obligated to provide timber tract usage in accordance with set volume starting January 1, 1996.

       Term and procedure for lease payments: On a quarterly basis during the first decade in accordance with the procedures for calculating lease payments and timber-related fees in effect in the Khabarovsk Territory.

       Amount of withholdings for regeneration, ecological considerations, terms and payment procedures: In accordance with the instructions on payment procedure.

                    Volumes of timber shipments to the state

                                     [none]

       The leasee shall be obligated to implement the following forest maintenance and regeneration measures: In accordance with the lease agreements and set annual volumes.

       Conditions and procedure for financing of forest maintenance and regeneration measures by the timber tract owner: Upon acceptance of work in accordance with Acts, the amount of financing shall be determined expressly in the lease agreement.

       Requirements on the condition of the timber tracts upon the expiration date of this license: Maintenance of the percentage of trees on the leased territories no lesser than the one as of the date of issuance of the license.

       Liability of the leasee, territorial (city) authorities and the owner of the timber tract for violation of terms and conditions of the lease: In accordance with the legislation in force.

       Indemnification procedure for losses incurred by the leasee: Shall be determined by the authoritative body which passed the decision that caused losses, by allocating an equal volume timber tract.

       Special considerations: Usage volumes may be changed as a result of closer research of resources upon determining the logging plans, forest management measures and other changes.

       Leskhoz director  /s/ N.M. Ryabov     N.M. Ryabov

       License received  /s/ A.N. Shkirkov   A.N. Shkirkov

       Extension of the term of the license  (blank)

THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

       The undersigned hereby certifies that the translation of License No. 6 for Long-Term use (Lease) of Timber Tracts dated as of January 1, 1996 issued by the Federal Timber Service of Russia to Closed Joint-Stock Company "Amgun-Forest" to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000

                                    /s/ Catherine Mannick
                                    -----------------------------------
                                    Name: Catherine Mannick
                                    Title: Vice President and Assistant
                                    General Counsel, The Pioneer Group,
                                    Inc.